Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc. Copyright 2007 Annual Meeting of Shareholders May 23, 2007 Exhibit 99.1

Lake Shore Bancorp, Inc.
Copyright 2007
Safe Harbor Statement
This presentation includes "forward looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the
Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

NASDAQ WELCOMES
LAKE SHORE
BANCORP, INC.
NASDAQ

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.
Copyright 2007
Lake Shore Bancorp Inc.
Corporate Profile
Market Data (as of May 18, 2007)
Ticker Symbol LSBK
52 – week Range $9.92 - $14.50
Current Price $12.35
Market Capitalization $81.7 million
Shares Outstanding 6,612,500
50 Day Avg. Trading Vol. 5,275
Dividend Yield                                      0.98%
Ownership
– Insider                                                   57.32%
– Individual                                               32.60%
– Institutional                                            10.08%
Other Data
Return on Average Equity 4.05%
(as of December 31, 2006)

Lake Shore Bancorp, Inc.
Copyright 2007
Our Mission
Our mission is to be a high quality, well respected
financial institution in the markets that we serve.
We will continue to serve the financial needs of the
communities in our market area by providing various
residential lending products.
We will continue to expand our commercial lending
portfolio with small and mid–size business loans.
We will create value by providing the best customer
service and developing lasting customer relationships.

Lake Shore Bancorp, Inc.
Copyright 2007
Challenges
Interest rate environment
Yield curve flat/inverted
Higher deposit cost due to higher short-term
rates
Maintaining our current lending level as the
real estate market tries to recover from lagging
sales and declining housing values
Brand awareness for our new branches

Lake Shore Bancorp, Inc. Copyright 2007 Treasury Yield Curve - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 1 mo 3 mo 6 mo 1 yr 2 yr 3 yr 5 yr 7 yr 10 yr 20 yr 30 yr Treasury Maturities 5/8/2007 1/2/2002

Chautauqua County
Dunkirk
Fredonia
Westfield
Jamestown
Erie County
East Amherst
Buffalo
Orchard Park
Hamburg

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.
Copyright 2007
Opportunities
Growth by new bank expansion into Erie County
Increase market share in Erie County
Grow small business and commercial loans
Earnings enhancement study – to improve fee structure

Lake Shore Bancorp, Inc.
Copyright 2007
Strengths
Lake Shore Savings has a great story, Established 1891
Community based bank with a strong history of success
Above peer deposit growth over the last 10 years
High quality loan portfolio – with no subprime loans
Our employees – we have long-term employees with
significant banking experience

Lake Shore Bancorp, Inc.
Copyright 2007
Goals
Continue to look for opportunities to grow the bank, either
by new start-ups or by acquisitions that complement our
banking style
Recruit talented employees
Reduce our efficiency ratio
Continue to work to improve earnings
Enhance shareholder value

Lake Shore Bancorp, Inc. Copyright 2007 • Financial Presentation – Rachel Foley, CFO

Lake Shore Bancorp, Inc. Copyright 2007 Total Assets ($ in millions) $238.1 $303.5 $329.8 $333.7 $354.2 $352.0 $200.0 $250.0 $300.0 $350.0 $400.0 2002 2003 2004 2005 2006 Q1 2007

Lake Shore Bancorp, Inc. Copyright 2007 Total Deposits ($ in millions) $195.1 $230.5 $243.6 $250.9 $249.6 $248.8 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2002 2003 2004 2005 2006 Q1 2007

Lake Shore Bancorp, Inc. Copyright 2007 Loans, net ($ in millions) $156.7 $187.1 $199.5 $206.2 $205.7 $206.1 $100.0 $150.0 $200.0 $250.0 2002 2003 2004 2005 2006 Q1 2007

Lake Shore Bancorp, Inc.
Copyright 2007
Loan Composition
(as of December 31, 2006)
Home equity
12.60%
Consumer loans
1.31%
One-to-four family
72.72%
Commercial loans
4.26%
Construction loans
0.77%
Commercial real estate
8.34%

Lake Shore Bancorp, Inc.
Copyright 2007
Deposit Composition
(as of December 31, 2006)
Time
Deposits >
$100,000
12.37%
Noninterest-
Bearing
Demand
6.99%
Interest-
Bearing
Demand
15.62%
Money
Market
Accts
9.83%
Savings
10.38%
Time
Deposits <
$100,000
44.80%

Lake Shore Bancorp, Inc. Copyright 2007 Non-performing Loans as a percentage of Gross Loans 0.90% 0.56% 0.40% 0.66% 0.64% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2002 2003 2004 2005 2006

Lake Shore Bancorp, Inc. Copyright 2007 Loan Loss Reserves as a percentage of Loans 0.78% 0.69% 0.65% 0.60% 0.61% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2002 2003 2004 2005 2006

Lake Shore Bancorp, Inc. Copyright 2007 Net Income ($ in millions) $2.2 $1.5 $2.2 $2.1 $1.8 $- $0.5 $1.0 $1.5 $2.0 $2.5 2002 2003 2004 2005 2006

Lake Shore Bancorp, Inc. Copyright 2007 Return on Average Assets (in percentages) 1.00% 0.58% 0.68% 0.62% 0.52% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2002 2003 2004 2005 2006

Lake Shore Bancorp, Inc.
Copyright 2007
Interest Rate Margin & Spread
(in percentages)
3.95
3.32
3.15
3.09
3.00
3.68
3.18
3.03
2.93
2.60
0.00
1.00
2.00
3.00
4.00
5.00
2002 2003 2004 2005 2006
Net Interest Margin Interest Rate Spread

Lake Shore Bancorp, Inc. Copyright 2007 Net Interest Income ($ in millions) $8.2 $8.1 $9.4 $9.5 $9.7 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 2002 2003 2004 2005 2006